[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Execution Version
FIRST AMENDMENT TO
REVENUE INTEREST PURCHASE AND SALE AGREEMENT
This FIRST AMENDMENT TO REVENUE INTEREST PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of November 7, 2024 (the “First Amendment Effective Date”), by and among Verona Pharma, Inc., a Delaware corporation (the “Company”), Verona Pharma plc, a public limited company registered in England and Wales with company number 05375156 (“Holdings”), each Purchaser that is a signatory hereto, and Oaktree Fund Administration, LLC, as administrative agent for the Purchasers (in such capacity, the “Administrative Agent” and, together with the Company and each Purchaser that is a signatory hereto, the “Parties”, and each a “Party”), and amends that certain Revenue Interest Purchase and Sale Agreement, dated as of May 9, 2024, by and among the Parties and the other Purchasers party thereto (if any) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the First Amendment Effective Date, the “Purchase Agreement”).
WHEREAS, the Tranche A Funding Condition was satisfied prior to the First Amendment Effective Date and, pursuant to the terms of the Purchase Agreement, the Company sold, assigned, transferred and conveyed to the Purchasers, and the Purchasers, severally and not jointly, purchased, acquired and accepted from the Company, the Assigned Interests in accordance with their respective Commitments; and
WHEREAS, subject to the terms and conditions of this Amendment, the Parties desire to make certain amendments to the Purchase Agreement to clarify the Purchasers’ respective rights and obligations under the Purchase Agreement as set forth herein in connection with the assignment of certain Assigned Interests between the Purchasers (the “Transferred Interests”), pursuant to that certain Assignment and Assumption Agreement, dated as of the date hereof, by and among the Purchasers party hereto (the “Assignment Agreement”).
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Definitions. Each capitalized term which is defined in the Purchase Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Purchase Agreement, as amended hereby. Unless otherwise indicated, all section references in this Amendment refer to the Purchase Agreement, as amended hereby.
2.Amendments. Subject to the terms and conditions of this Amendment, effective as of the First Amendment Effective Date, the Purchase Agreement is hereby amended as set forth in this Section 2.
2.1Definition of Funded Amount. Section 1.01 of the Purchase Agreement is hereby amended by deleting the definition of “Funded Amount” in its entirety and replacing such definition with the following:

“ “Funded Amount” shall mean, as of any time of determination, the aggregate amount actually funded by the Purchasers under this Agreement in respect of Tranche A and Tranche B. The outstanding Funded Amount of each Purchaser as of the First Amendment Effective Date is set forth opposite such Purchaser’s name on Schedule 1 (as such Schedule may be amended from time to time) under the caption “Applicable Outstanding Funded Amount.” For clarity, the aggregate outstanding Funded Amount of all Purchasers as of the First Amendment Effective Date equals the Tranche A Purchase Price.”
2.2Definition of Majority Purchaser. Section 1.01 of the Purchase Agreement is hereby amended by deleting the definition of “Majority Purchasers” in its entirety and replacing such definition with the following:
“ “Majority Purchasers” shall mean, at any time, Purchasers (individually or collectively) having in the aggregate a Proportionate Share in excess of fifty percent (50%).”
2.3Definition of Proportionate Share. Section 1.01 of the Purchase Agreement is hereby amended by deleting the definition of “Proportionate Share” in its entirety and replacing such definition with the following:
“ “Proportionate Share” shall mean, with respect to any Purchaser, (i) with respect to Section 2.01(a) and Section 2.05(c), such Purchaser’s Commitment then in effect as set forth in Schedule 1 for the Applicable Tranche, (ii) with respect to Section 2.02(c) and Section 5.01(e), the percentage obtained by dividing (a) the outstanding Funded Amount of such Purchaser by (b) the outstanding Funded Amount of all Purchasers, and (iii) with respect to the definition of Majority Purchasers in Section 1.01 and Section 8.08, the percentage obtained by dividing (a) the sum of the Commitments then in effect that have not been funded and the outstanding Funded Amount of such Purchaser by (b) the sum of the Commitments then in effect that have not been funded and the outstanding Funded Amount of all Purchasers.”
2.4Definition of Takeout Payment. Section 1.01 of the Purchase Agreement is hereby amended by adding a new definition of “Takeout Payment” as follows:
“ “Takeout Payment” shall mean, as of any time of determination, any of the following payments that are due at such time: (i) the Event of Default Fee payable by the Company to the Purchasers as a result of an Event of Default under Section 2.03(c) or Section 2.04(d) and (ii) the Call Price payable by the Company to the Purchasers as a result of the Company’s exercise of the Call Option pursuant to Section 5.05(a).”
2.5Definition of Takeout Payment Proportionate Share. Section 1.01 of the Purchase Agreement is hereby amended by adding a new definition of “Takeout Payment Proportionate Share” as follows:
2

“ “Takeout Payment Proportionate Share” shall mean, with respect to any Purchaser and a Takeout Payment made at a particular time, the portion of such Takeout Payment allocated to such Purchaser as of such time, as set forth in Schedule 2 attached hereto.”
2.6Replacement of Schedule 1. Schedule 1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the Schedule 1 attached hereto as Exhibit A.
2.7Addition of Schedule 2. The Purchase Agreement is hereby amended by adding Exhibit B attached hereto as a new Schedule 2 of the Purchase Agreement.
2.8Amendment of Section 2.02(c). The last sentence of Section 2.02(c) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“Except as otherwise provided in this Agreement, each payment by the Company will be deemed to be made ratably in accordance with the Purchasers’ Proportionate Shares; provided, that in the case of a Takeout Payment, such Takeout Payment shall be made ratably in accordance with the Purchasers’ Takeout Payment Proportionate Share.”
2.9Amendment of Section 2.03(d). The second-to-last sentence of Section 2.03(d) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“In the event the Purchasers unanimously make such demand in writing, (i) the Pre-Funding Event of Default Fee or Event of Default Fee (other than in respect of a Change of Control occurring after the Tranche A Funding Date), as applicable, shall be due and payable within five (5) Business Days after delivery of such demand in writing and (ii) the Event of Default Fee in respect of a Change of Control occurring after the Tranche A Funding Date shall be due and payable concurrently with the consummation of such Change of Control.”
3.Acknowledgement of Assigned Interests Allocation. Each Obligor and the Administrative Agent hereby acknowledges, as of the First Amendment Effective Date, the assignment of certain Assigned Interests between the Purchasers as reflected by each Purchaser’s respective Funded Amount as set forth on Exhibit A attached hereto.
4.Effect on Agreement. Upon the execution and delivery of this Amendment by the Parties, the Purchase Agreement shall be amended and/or restated as hereinabove set forth as fully and with the same effect as if the amendments made hereby were originally set forth in the Purchase Agreement, and this Amendment and the Purchase Agreement shall henceforth respectively be read, taken and construed as one and the same instrument, but such amendments shall not operate so as to render invalid or improper any action heretofore taken under the Purchase Agreement. Except as specifically provided for in this Amendment, the Purchase Agreement shall remain unmodified and in full force and effect.
5.Other Miscellaneous Terms. The provisions of Article VII of the Purchase Agreement (other than Section 7.09 (Entire Agreement), Section 7.10 (Amendments; No Waiver),
3

Section 7.13 (Counterparts; Effectiveness) and Section 7.18 (Release of Liens upon Certain Permitted Financings; Non-Disturbance; Permitted First Lien Intercreditor Agreement; Permitted Pari Passu Intercreditor Agreement) of the Purchase Agreement) shall apply, mutatis mutandis, to this Amendment and to the Purchase Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified thereby.
6.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment shall become effective when each Party hereto shall have received a counterpart hereof signed by the other Parties hereto. Any counterpart may be executed by facsimile or pdf signature and such facsimile or pdf signature shall be deemed an original.
7.Entire Agreement; Amendments; No Conflicts. This Amendment, the Purchase Agreement, the other Transaction Documents and the other documents and instruments referred to herein and therein constitute the entire agreement among the Parties and supersede any prior understandings, agreements or representations by or among the Parties, written or oral, that may have related in any way to the subject matter hereof. In the event of any conflict between the terms and provisions of this Amendment and any Transaction Document, the terms and provisions of this Amendment shall control. This Amendment or any term or provision hereof may not be amended, changed or modified except with the written consent of the Parties. No waiver of any right hereunder shall be effective unless such waiver is signed in writing by the Party against whom such waiver is sought to be enforced.
8.No Waiver. Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Transaction Documents, (ii) any of the agreements, terms or conditions contained in any of the Transaction Documents, (iii) any rights or remedies of any Obligor, the Administrative Agent or any Purchaser with respect to the Transaction Documents or (iv) the rights of any Obligor, the Administrative Agent or any Purchaser to collect the full amounts owing to them under the Transaction Documents.
[Signature Page Follows]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the First Amendment Effective Date.

COMPANY:
VERONA PHARMA, INC.
By:    /s/ Mark W. Hahn
Name:    Mark W. Hahn
Title:    Treasurer, Secretary and Chief Financial Officer
VERONA PHARMA PLC
By:    /s/ Mark W. Hahn
Name:    Mark W. Hahn
Title:    Chief Financial Officer

[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

ADMINISTRATIVE AGENT:
OAKTREE FUND ADMINISTRATION, LLC
By:    Oaktree Capital Management, L.P.
Its:    Managing Member
By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Managing Director
By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Senior Vice President
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Rahul Anand
Email:    [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn:    Ari Blaut
Email:    [ ò ]

[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

PURCHASER:
Oaktree-TCDRS Strategic Credit, LLC

By:    Oaktree Capital Management, L.P.
Its:    Manager
    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Managing Director
    By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Senior Vice President
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]

[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

SC Investments UBTI Blocker, LLC

By:    Oaktree Fund GP IIA, LLC
Its:    Manager
By:    Oaktree Fund GP II, L.P.
Its:    Managing Member

    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Authorized Signatory
    By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Authorized Signatory
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

Oaktree-TSE 16 Strategic Credit, LLC

By:    Oaktree Capital Management, L.P.
Its:    Manager
    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Managing Director
    By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Senior Vice President
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

INPRS Strategic Credit Holdings, LLC

By:    Oaktree Capital Management, L.P.
Its:    Manager
    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Managing Director
    By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Senior Vice President
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

FSFC Holdings, Inc.

    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Secretary
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

OSCF Blocker Holdings, Inc.

By:    Oaktree Strategic Credit Fund
Its:    Director
By:    Oaktree Fund Advisors, LLC
Its:    Investment Advisor

    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Managing Director
    By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Senior Vice President
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

Oaktree Direct Lending Fund Delaware Holdings Non-EURRC, L.P

By:    Oaktree Direct Lending Fund GP, L.P.
Its:    General Partner
By:    Oaktree Direct Lending Fund GP Ltd
Its:    General Partner
By:    Oaktree Capital Management, L.P.
Its:    Director

    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Managing Director
    By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Senior Vice President
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

Oaktree Direct Lending Fund Unlevered Delaware Holdings Non-EURRC, L.P.

By:    Oaktree Direct Lending Fund GP, L.P.
Its:    General Partner
By:    Oaktree Direct Lending Fund GP Ltd
Its:    General Partner
By:    Oaktree Capital Management, L.P.
Its:    Director

    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Managing Director
    By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Senior Vice President
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

Oaktree Direct Lending Fund VCOC Delaware Holdings Non-EURRC, L.P.

By:    Oaktree Direct Lending Fund VCOC (Parallel), L.P.
Its:    General Partner
By:    Oaktree Direct Lending Fund GP, L.P.
Its:    General Partner
By:    Oaktree Direct Lending Fund GP Ltd
Its:    General Partner
By:    Oaktree Capital Management, L.P.
Its:    Director
    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Managing Director
    By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Senior Vice President
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

Oaktree LSL Equity Holdings, LLC

By:    Oaktree Life Science Lending Fund GP, L.P.
Its:    General Partner
By:    Oaktree Life Science Lending Fund GP Ltd
Its:    General Partner
By:    Oaktree Capital Management, L.P.
Its:    Director
    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Managing Director
    By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Senior Vice President
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

Oaktree AZ Strategic Lending Fund, L.P.

By:    Oaktree AZ Strategic Lending Fund GP, L.P.
Its:    General Partner
By:    Oaktree Fund GP IIA, LLC
Its:    General Partner
By:    Oaktree Fund GP II, L.P.
Its:    Managing Member
    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Authorized Signatory
    By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Authorized Signatory
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

Oaktree LSL Fund Delaware Holdings EURRC, L.P.

By:    Oaktree Life Science Lending Fund GP, L.P.
Its:    General Partner
By:    Oaktree Life Sciences Lending Fund GP Ltd
Its:    General Partner
By:    Oaktree Capital Management, L.P.
Its:    Director
    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Managing Director
    By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Senior Vice President
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

Oaktree Loan Acquisition Fund, L.P.

By:    Oaktree Fund GP IIA, LLC
Its:    General Partner
By:    Oaktree Fund GP II, L.P.
Its:    Managing Member
    By:    /s/ Mary Gallegly
Name:    Mary Gallegly
Title:    Authorized Signatory
    By:    /s/ Jessica Dombroff
Name:    Jessica Dombroff
Title:    Authorized Signatory
Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn:    Oaktree Agency
Email:    [ ò ]
With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Rahul Anand
Email: [ ò ]; [ ò ]
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari Blaut
Email: [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

PURCHASER:
OPE Life Sciences Royalties S.à r.l.
By:    /s/ Mark Dunstan
Name:    Mark Dunstan
Title:    Manager
By:    /s/ Adil Salah
Name:    Adil Salah
Title:    Manager
Address for Notices:
OPE Life Sciences Royalties S.à r.l.
6 Rue Jean Monnet, L-2180 Luxembourg
Grand Duchy of Luxembourg
Attn: Rob Missere and Suzanne Szczetnikowicz
Email: [ ò ] and [ ò ]
With a copy to:
OMERS Capital Solutions LP
100 Adelaide St. W, Suite 900
Toronto, Ontario, Canada M5H 0E2
Attn: Suzanne Szczetnikowicz, Director, Legal
Email: [ ò ]
With a copy (which shall not constitute notice) to:
Sidley Austin LLP
2850 Quarry Lake Dr., Suite 280
Baltimore, MD 21209
Attn: Asher Rubin; Adriana Tibbitts
Email: [ ò ] and [ ò ]
[Signature Page to First Amendment to Revenue Interest Purchase and Sale Agreement]

EXHIBIT A
SCHEDULE 1
Purchasers and Allocations

Purchasers	Tranche A Applicable Commitment as of May 9, 2024	Tranche B Applicable Commitment	Applicable Outstanding Funded Amount as of the First Amendment Effective Date
Oaktree-TCDRS Strategic Credit, LLC	[***]	[***]	[***]
SC Investments UBTI Blocker, LLC	[***]	[***]	[***]
Oaktree-TSE 16 Strategic Credit, LLC	[***]	[***]	[***]
INPRS Strategic Credit Holdings, LLC	[***]	[***]	[***]
FSFC Holdings, Inc.	[***]	[***]	[***]
OSCF Blocker Holdings, Inc.	[***]	[***]	[***]
Oaktree AZ Strategic Lending Fund, L.P.	[***]	[***]	[***]
Oaktree LSL Fund Delaware Holdings EURRC, L.P.	[***]	[***]	[***]
Oaktree Direct Lending Fund Delaware Holdings Non-EURRC, L.P	[***]	[***]	[***]
Oaktree Direct Lending Fund Unlevered Delaware Holdings Non-EURRC, L.P.	[***]	[***]	[***]
Oaktree Direct Lending Fund VCOC Delaware Holdings Non-EURRC, L.P.	[***]	[***]	[***]
Oaktree Loan Acquisition Fund, L.P.	[***]	[***]	[***]
Oaktree LSL Equity Holdings, LLC	[***]	[***]	[***]
OPE Life Sciences Royalties S.à r.l.	[***]	[***]	[***]
Total	100,000,000.00	150,000,000.00	100,000,000.00

[Annex A to Exhibit B]
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